UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48033
(Address of principal executive offices)	(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
     On February 5, 2007, Lear Corporation (“Lear”) issued a press release announcing that American Real Estate Partners LP, an affiliate of Carl C. Icahn, has made an offer to acquire all of the issued and outstanding shares of Lear for $36.00 per share in cash. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
     (d) Exhibits
99.1	Press Release of Lear Corporation issued February 5, 2007.

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Lear with the Securities and Exchange Commission, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: February 5, 2007	By:	/s/ Daniel A. Ninivaggi
		Name:	Daniel A. Ninivaggi
		Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Lear Corporation issued February 5, 2007.

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Lear with the Securities and Exchange Commission, unless specifically identified therein as being incorporated therein by reference.

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